UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2007
                            PAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

  DELAWARE                         1-09720                         16-1434688
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

                               PAR Technology Park
                              8383 Seneca Turnpike
                           New Hartford, NY 13413-4991

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (315) 738-0600

                                 Not Applicable
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 20, 2007, PAR Technology Corporation's (the "Company") Board of Directors approved an amendment to the By-laws of the Company (the "By-Laws"), whereby Article VII was amended to allow for the issuance of either certificated or uncertificated shares of stock of the Company. Previously, only certificated shares of stock were allowed to be issued. The amendment to the By-Laws is effective as of December 20, 2007. This amendment to the By-Laws will permit direct or "book-entry" registration of shares of the Company's capital stock and facilitate the Company's eligibility to participate in a direct registration system.

     The By-Laws, as described herein, are attached as Exhibit 3.1 to this Form 8-K and are incorporated by reference herein.


Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits 3.1

          By-Laws of PAR Technology Corporation, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PAR TECHNOLOGY CORPORATION


December 24, 2007                        By:  /s/ Ronald J. Casciano
                                         --------------------------------------
                                         Name:    Ronald J. Casciano
                                         Title:   Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer

                                  EXHIBIT INDEX


Exhibit
Number         Description
------------   -----------

    3.1        By-Laws of PAR Technology Corporation, as amended.

Exhibit 3.1    By-Laws of PAR Technology Corporation, as amended.

                                     BYLAWS

                                       OF

                           PAR TECHNOLOGY CORPORATION

                                    ARTICLE I

                                     OFFICES



Section 1. Delaware Office. The office of PAR Technology Corporation (the "Corporation") within the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 2. Other Offices. The Corporation may also have an office or offices and keep the books and records of the Corporation, except as otherwise may be required by law, in such other place or places, either within or without the State of Delaware, as the Board of Directors of the Corporation may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

Section 1. Place of Meetings. All meetings of holders of shares of capital stock of the Corporation shall be held at the office of the Corporation in the State of Delaware or at such other place, within or without the State of Delaware, as may from time to time be fixed by the Board.

Section 2. Annual Meetings. An annual meeting of shareholders of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting (an "Annual Meeting) shall be held on such date and at such time as may be fixed by the Board. If the Annual Meeting shall not be held on the day designated, the Board shall call a special meeting of shareholders as soon as practicable for the election of directors.

Section 3. Special Meetings. Except as required by law, and subject to the rights of holders of any series of Preferred Stock, established pursuant to Article Fourth of the Certificate of Incorporation, a special meeting of shareholders may be called at any time by the Board of Directors, the Chairman or the President, and shall be called only by the Board of Directors or the Chairman or the President pursuant to a resolution approved by a majority of the then authorized number of Directors of the Corporation (as determined in accordance with Section 2 of Article lll of these Bylaws). Any such calls must specify the matter or matters to be acted upon at such meeting and only such matter or matters shall be acted upon thereat.

Section 4. Notice of Meetings. Except as otherwise may be required by law, notice of each meeting of shareholders, whether an Annual Meeting or a special meeting, shall be in writing, shall state the purpose or purposes of the meeting, the place, date and hour of the meeting and, unless it is an Annual Meeting, shall indicate that the notice is being issued by or at the direction of the person or persons calling the meeting, and a copy thereof shall be delivered or sent by mail, not less than 10 nor more than 60 days before the date of said meeting, to each shareholder at his address as it appears on the stock records of the Corporation, unless he shall have filed with the Secretary a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of an adjourned meeting need not be given if the time and place to which the meeting is to be adjourned was announced at the meeting at which the adjournment was taken, unless (i) the adjournment is for more than 30 days or (ii) the Board shall fix a new record date for such adjourned meeting after the adjournment. Whenever any notice is required to be given under the provisions of the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these Bylaws, a waiver thereof, signed by the shareholder entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a shareholder at the meeting shall be deemed equivalent to a written waiver of notice of such meeting.

Section 5. Quorum. At each meeting of shareholders of the Corporation, the holders of shares having a majority of the voting power of the capital stock of the Corporation issued and outstanding and entitled to vote thereat shall be present or represented by proxy to constitute a quorum for the transaction of business, except as otherwise provided by law.

Section 6. Adjournments. In the absence of a quorum at any meeting of shareholders or any adjournment or adjournments thereof, holders of shares having a majority of the voting power of the capital stock present or represented by proxy at the meeting may adjourn the meeting from time to time until a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called if a quorum had been present or represented by proxy thereat.

Section 7. Order of Business.

(a) At the Annual Meeting, only such business shall be conducted as shall have been brought before the Annual Meeting (i) by or at the direction of the Board of Directors of (ii) by any shareholder who complies with the procedures set forth in this Section 7. At any special meeting, only such business shall be conducted as shall have been set forth in the notice of such meeting.

(b) For business properly to be brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the Annual Meeting; provided, however, that if the event that less than 70 days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. To be in proper written form, a shareholder's notice to the Secretary shall be set forth in writing as to each matter the shareholder proposes to bring before the Annual Meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business; (iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder; and (iv) any material interest of the shareholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the Annual Meeting of shareholders except in accordance with the procedures set forth in this Section 7. The chairman of an Annual Meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the Annual Meeting in accordance with the provisions of this Section 7 and, if he should so determine, he shall so declare to the Annual Meeting and any such business not properly brought before the Annual Meeting shall not be transacted.

Section 8. Voting. Except as otherwise provided in the Certificate of Incorporation of the Corporation or in a resolution of the Board of Directors adopted pursuant to the Certificate of Incorporation establishing a series of Preferred Stock of the Corporation ("Preferred Stock"), at each meeting of shareholders, every shareholder of the Corporation entitled to vote at a meeting of shareholders shall be entitled to one vote for every share outstanding in his name on the stock records of the Corporation (i) at the time fixed pursuant to
Section 6 of Article Vll of these Bylaws as the record date for the determination of shareholders entitled to vote at such meeting, or (ii) if no such record date shall have been fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given. At each meeting of shareholders, all matters (except as otherwise provided in Section 3 of Article III of these Bylaws and except in cases where larger vote is required by law or by the Certificate of Incorporation of the Corporation or these Bylaws) shall be decided by a majority of the votes cast at such meeting by the holders of shares of capital stock present or represented by proxy and entitled to vote thereon, a quorum being present.

Section 9. Proxies. Any shareholder entitled to vote at any meeting of the shareholders or to express consent to or dissent from corporate action without a meeting may authorize another person or persons to vote at any such meeting and express such consent or dissent for him by proxy. A shareholder may authorize a valid proxy by executing a written instrument signed by such shareholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the shareholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by fling another duly executed proxy bearing a later date with the Secretary. Proxies by telegram, cablegram or other electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the shareholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 10. Inspectors of Elections. Preceding any meeting of the shareholders, the Board of Directors shall appoint one or more persons to act as Inspectors of Elections, and may designate one or more alternate inspectors. In the event no inspector or alternate is able to act, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall:

          (a) ascertain the number of shares outstanding and the voting power of each;

          (b) determine the shares represented at a meeting and the validity of proxies and ballots;

          (c)  count all votes and ballots;

          (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

          (e) certify his or her determination of the number of shares represented at the meeting, and his or her count of all votes and ballots.

The inspector may appoint or retain other persons or entities to assist in the performance of the duties of inspector.

When determining the shares represented and the validity of proxies and ballots, the inspector shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with
Section 9 of these Bylaws, ballots and the regular books and records of the Corporation. The inspector may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers or their nominees or a similar person which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the shareholder holds of record. If the inspector considers other reliable information as outlined in this section, the inspector, at the time of his or her certification pursuant to (e) of this section shall specify the precise information considered, the person or persons from whom the information was obtained, when this information was obtained, the means by which the information was obtained, and the basis for the inspector's belief that such information is accurate and reliable.

Section 11. Opening and Closing of Polls. The date and time for the opening and the closing of the polls for each matter to be voted upon at a shareholder meeting shall be announced at the meeting. The inspector of the election shall be prohibited from accepting any ballots, proxies or votes nor any revocations thereof or changes thereto after the closing of the polls, unless the Court of Chancery upon application by a shareholder shall determine otherwise.

                                   ARTICLE III

                                    DIRECTORS

Section 1. Powers. The business of the Corporation shall be managed under the direction of the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the shareholders.

Section 2. Number, Election and Terms. The authorized number of directors may be determined from time to time by a vote of a majority of the then authorized number of directors; provided, however, that such number shall not be less than a minimum of three nor more than a maximum of fifteen; and provided, further, that such number and such minimum and maximum may be increased or decreased pursuant to resolution of the Board. Subject to Sections 9 and 10 of Article lll of these Bylaws, the directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1993 Annual Meeting of Shareholders, the term of office of the second class to expire at the 1994 Annual Meeting of Shareholders and the term of office of the third class to expire at the 1995 Annual Meeting of Shareholders. Each director shall hold office until his respective successor has been duly elected and qualified. At each Annual Meeting of Shareholders, commencing with the 1993 Annual Meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election, with the directors to hold office until their respective successor shall have been duly elected and qualified. Vacancies and newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board, or by a sole remaining directors, and the directors so chosen shall hold office, subject to Sections 9 and 10 of Article lll of these Bylaws until the next Annual Meeting of shareholders and until their respective successors are elected and qualified. No decrease in the number of directors constituting the Board shall shorten the terms of any incumbent director.

Section 3. Nominations of Directors, Elections. Nominations for the election of directors may be made by the Board or a committee appointed by the Board, or by any shareholder entitled to vote generally in the election of directors who complies with the procedures set forth in this Section 3. Directors shall be at least 21 years of age. Directors need not be shareholders. At each meeting of shareholders for the election of directors at which a quorum is present, the persons receiving a plurality of the votes cast shall be elected directors. All nominations by shareholders shall be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper written form, such shareholder's notice shall set forth in writing (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation or law including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as director if elected; and (ii) as to the shareholder giving the notice, (x) the name and address, as they appear on the Corporation's books, of such shareholder and (y) the class and number of shares of the Corporation which are beneficially owned by such shareholder. In the event that a shareholder seeks to nominate one or more directors, the Secretary shall appoint two inspectors, who shall not be affiliated with the Corporation, to determine whether a shareholder has complied with this Section 3. If the Inspectors shall determine that a stockholder has not complied with this Section 3, the inspectors shall direct the chairman of the meeting to declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws of the Corporation, and the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

Section 4. Place of Meetings. Meetings of the Board shall be held at the Corporation's office in the State of Delaware or at such other place, within or without such State, as the Board may from time to time determine or as shall be specified or fixed in the notice or waiver of notice of any such meeting.

Section 5. Regular Meetings. Regular meetings of the Board shall be held in accordance with a yearly meeting schedule as determined by the Board; or such meetings may be held on such other days and at such other times as the Board may from time to time determine. Notice of regular meetings of the Board need not be given except as otherwise required by these Bylaws.

Section 6. Special Meetings. Special meetings of the Board may be called by the Chairman or the President and shall be called by the Secretary at the request of any two of the other directors.

Section 7. Notice of Meetings. Notice of each special meeting of the Board and of each regular meeting for which notice shall be required), stating the time, place and purposes thereof, shall be mailed to each director, addressed to him at his residence or usual place of business, or shall be mailed to each director, addressed to him at his residence or usual place of business, or shall be sent to him by telex, cable or telegram so addressed, or shall be given personally or by telephone on 24 hours' notice.

Section 8. Quorum and Manner of Acting. The presence of at least a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board. If a quorum shall not be present at any meeting of the Board, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Except where a different vote is required or permitted by law or these Bylaws or otherwise, the act of a majority of the directors present at any meeting at which a quorum shall be present shall be the act of the Board. Any action required or permitted to be taken by the Board may be taken without a meeting if all the directors consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consent thereto by the directors shall be filed with the minutes of the proceedings of the board. Any one or more directors may participate in any meeting of the Board by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall be deemed to constitute presence in person at a meeting of the Board.

Section 9. Resignation. Any director may resign at any time by giving written notice to the Corporation; provided, however, that written notice to the Board, the Chairman of the Board, the President or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

Section 10. Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock any director may be removed from office, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 11. Compensation of Directors. The Board may provide for the payment to any of the directors, other than officers or employees of the Corporation, of a specified amount for services as director or member of a committee of the Board, or of a specified amount for attendance at each regular or special Board meeting or committee meeting, or of both, and all directors shall be reimbursed for reasonable expenses of attendance at any such meeting; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 12. Waiver of Notice. Whenever any notice is required to be given under the provisions of the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these Bylaws, a waiver thereof, signed by the director entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent thereto. Attendance of a director at a meeting shall be deemed equivalent to a written waiver of notice of such meeting.

                                   ARTICLE IV

                             COMMITTEES OF THE BOARD

Section 1. Appointment and Powers of Executive Committee. The Board may, by resolution adopted by the affirmative vote of majority of the authorized number of directors, designate an Executive Committee of the Board which shall consist of such number of members as the Board shall determine. Except as provided by Delaware law, during the interval between the meetings of the Board, the Executive Committee shall possess and may exercise all the power of the Board in the management and direction of all the business and affairs of the Corporation (except the matters hereinafter assigned to any other Committee of the board) in such manner as the Executive Committee shall deem in the best interests of the Corporation in all cases in which specific directions shall not have been given by the Board. A majority of the members of the Executive Committee shall constitute a quorum for the transaction of business by the committee and the act of a majority of the members of the committee present at a meeting at which a quorum shall be present shall be the act of the committee. Either the Chairman or the Board or the Chairman of the Executive Committee may call the meetings of the Executive Committee.

Section 2. Appointment and Powers of Audit Committee. The Board may, by resolution adopted by the affirmative vote of a majority of the authorized number of directors, designate an Audit Committee of the board, which shall consist of such members as the Board shall determine. The Audit Committee shall
(i) make recommendations to the Board as to the independent accountants to be appointed by the Board; (ii) review with the independent accountants the scope of their examination; (iii) receive the reports of the independent accountants and meet with representatives of such accountants for the purpose of reviewing and considering questions relating to their examination and such reports; (iv) review, either directly or through the independent accountants, the internal accounting and auditing procedures of the Corporation; and (v) perform such other functions as may be assigned to it from time to time by the Board. The Audit Committee may determine its manner of acting and fix the time and place of its meetings, unless the Board shall otherwise provide. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business by the committee and the act of a majority of the members of the committee present at a meeting which a quorum shall be present shall be the act of the committee.

Section 3. Other Committees. The Board may, by resolution adopted by the affirmative vote of a majority of the authorized number of directors, designate members of the Board to constitute such other committees of the Board as the Board may determine. Such committees shall in each case consist of such number of directors as the board may determine, and shall have and may exercise, to the extent permitted by law, such powers as the Board may delegate to them, in the respective resolutions appointing them. Each such committee may determine its manner of acting and fix the time and place of its meeting, unless the Board shall otherwise provide. A majority of the members of any such committee present at a meeting at which a quorum shall be present shall be the act of the Committee.

Section 4. Action by Consent: Participation by Telephone or Similar Equipment. Unless the Board shall otherwise provide, any action required or permitted to be taken by any committee may be taken without a meeting if all members of the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the committee shall be filed with the minutes of the proceedings of the committee. Unless the Board shall otherwise provide, any one or more members of any such committee may participate in any meeting of the committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another. Participation by such means shall constitute presence in person at a meeting of the committee.

Section 5. Changes in Committees: Resignations, Removals. The Board shall have power, by the affirmative vote of a majority of the authorized number of directors, at any time to change the members of, to fill vacancies in, and to discharge any committee of the Board. Any member of any such committee may resign at any time by giving notice to the Corporation; provided, however, that notice to the Board, the Chairman of the Board, the President, the chairman of such committee or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. Any member of any such committee may be removed at any time, either with or without cause, by the affirmative vote of a majority of the authorized number of directors at any meeting of the Board called for that purpose.

                                    ARTICLE V

                                    OFFICERS

Section 1. Number and Qualification. The Corporation shall have such officers as may be necessary or desirable for the business of the Corporation. There shall be elected by the Board of Directors persons having the titles and exercising the duties (as prescribed by the Bylaws or by the Board) of the Chairman of the Board, President, one or more Vice President, any of whom, upon his or her election, may be designated an Executive Vice President or Senior Vice President, Treasurer and Secretary, and such other persons having such other titles and such other duties as the Board may prescribe. The same person may hold more than one office. The Chairman of the Board shall be elected from among the directors. The Chairman of the Board may appoint one or more deputy, associate or assistant officers, or such other agents as may be necessary or desirable for the business of the corporation. In case one or more deputy, associate or assistant officers shall be appointed, the officer such appointee assists may delegate to him the authority to perform such of the officer's duties as the officer may determine. Unless otherwise determined by the Board, the officers of the Corporation shall be elected by the Board at the annual meeting of the Board, and shall be elected to hold office until the next succeeding meeting of the Board. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board. Each officer shall hold office until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Section 2. Resignations. Any officer may resign at any time by giving written notice to the Corporation; provided, however, that notice to the Board, the Chairman of the Board, the President or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3. Removal. Any officer or agent may be removed, either with or without cause, at any time, by the Board at any meeting called for that purpose; provided, however, that the Chairman of the Board may remove any agent appointed by him.

Section 4. Vacancies. Any vacancy among the officers, whether caused by death, resignation, removal or other cause, shall be filled in the manner prescribed for election or appointment to such office.

Section 5. Chairman of the Board. The Chairman of the Board shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have the direction and control of the business, affairs and property of the Corporation and be responsible for the coordination of the corporate and financial policies and the day-to-day operations of the Corporation, and shall cause all orders and resolutions of the Board of Directors to be carried into effect. The Chairman of the Board shall if present, preside at all meetings of the Board and of the shareholders. He shall perform the duties incident to the office of the Chairman of the Board and have such other powers and perform all such other duties as are specified in these Bylaws or as shall be assigned to him from time to time by the Board of Directors. He shall perform the duties incident to the office of the President and all such other duties as are specified in these Bylaws or as shall be assigned to him from time to time by the Board.

Section 6. President. The President shall be the Chief Operating Officer of the Corporation and shall, subject to the control of the Chairman of the Board, be responsible for the day-to-day operations of the Corporation. In the absence of the Chairman of the Board or if there shall be no such officer, the President shall preside at all meetings of the shareholders and of the Board of Directors at which he is present.

Section 7. Vice President. Each Vice President shall perform such duties and exercise such powers as may be assigned to him from time to time by a resolution of a majority of the Board of Directors, the Chairman of the Board or the President. The Vice President designated by the Board of Directors (or, in the absence of such designation, by the Chairman of the Board) shall, at the request of the Chairman of the Board or the President, or in the event of the absence or disability of both of such officers, perform all the duties of the Chairman of the Board of Directors or the President. When so acting, such designated Vice President shall have the powers of and be subject to all the restrictions upon the Chairman of the Board of Directors or the President or both, as the case may be.

Section 8. Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable to the credit of the Corporation in such depositories as may be designated pursuant to these Bylaws, shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever, shall disburse the funds of the Corporation and shall render to all regular meetings of the Board, or whenever the Board may require, an account of all his transactions as Treasurer. He shall, in general, perform all the duties incident to the office of Treasurer and all such other duties as may be assigned to him from time to time by the Board of Directors, Chairman of the Board, President or such other officer to whom the Treasurer reports.

Section 9. Secretary. The Secretary shall, if present, act as secretary of, and keep the minutes of all meetings of the Board, the Executive Committee and other committees of the Board and the shareholders in one or more books provided for that purpose, shall see that all notices are duly given in accordance with these Bylaws and as required by law, shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal. He shall, in general, perform all the duties incident to the office of Secretary and all such other duties as may be assigned to him from time to time by the Board of Directors, Chairman of the Board, President or such other officer to whom the Secretary reports.

Section 10. Additional Officers. The Board of Directors may by resolution appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him, with or without cause.

Section 11. Bonds of Officers. If required by the Board, any officer of the Corporation shall give a bond for the faithful discharge of his duties in such amount and with such surety or sureties as the Board may require.

                                   ARTICLE VI

                    CONTRACTS, CHECKS, LOANS, DEPOSITS, ETC.

Section 1. Contracts. The Chairman of the Board or President may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. In addition, the Board may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation, to enter into any contract or to execute and deliver any instrument, which authorization may be general or confined to specific instances; and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or for any amount.

Section 2. Checks, etc. All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation in such manner as shall from time to time be authorized by the Board, which authorization may be general or confined to specific instances.

Section 3. Loans. No loan shall be obtained or contracted for by or on behalf of the Corporation, and no negotiable paper shall be issued in its name, unless authorized by the Board, which authorization may be general or confined to specific instances. Any officer or agent of the Corporation thereunto so authorized may obtain loans and advances for the Corporation, and for such loans and advances may make, execute and deliver promissory notes, bonds, or other evidences of indebtedness of the Corporation and may pledge, hypothecate or transfer as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, bonds, other personal property, securities or receivables at any time owned by the Corporation or to which it is or will be at any time entitled, and to the end may endorse, assign and deliver the same and do every act and thing necessary or proper in connection therewith.

Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as may be selected by or in the manner designated by the Board or as may be selected or in a manner designated by any officer or officers authorized so to do by the Board. The Board or its designees may make such special rules and regulations with respect so such bank accounts, not inconsistent with the provisions of the Certificate of Incorporation or these Bylaws, as they may deem advisable.

Section 5. Proxies. Proxies to vote with respect to shares of stock of other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chairman of the Board or the President, or any Vice President or other person or persons thereunto authorized by the Board of Directors.

                                   ARTICLE VII

                                  CAPITAL STOCK

Section 1. Certificates of Stock. The shares of stock of the Corporation shall be either certificated shares or uncertificated shares or a combination thereof. A resolution approved by a majority of the directors on the Board of Directors may provide that some or all of any or all classes or series of the shares of the Corporation will be uncertificated shares. Any certificate representing shares of the Corporation shall be signed by or in the name of the Corporation by the Chairman of the Board of Directors or the President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation. Any or all of the signatures appearing on such certificate or certificates may be a facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice that shall set forth the name of the Corporation, that the Corporation is organized under the laws of the State of Delaware, the name of the stockholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares of stock imposed by the Corporation's Certificate of Incorporation, these Bylaws, any agreement among stockholders or any agreement between stockholders and the Corporation.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of stockholders or among such holders and the Corporation shall have conspicuously noted on the face or back of such certificate either the full text of such restriction or a statement of the existence of such restriction.


Section 2. List of Shareholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make or cause to be prepared or made, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each shareholder and the number of shares of capital stock registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting for the duration thereof, and my be inspected by any shareholder of the Corporation who is present.

Section 3. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 2 of this Article VII or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

Section 4. Transfers of Capital Stock. Shares of stock shall be transferable on the books of the Corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the stockholder entitled thereto, cancel the old certificate and record the transaction upon the Corporation's books. Upon the surrender of any certificate for transfer of stock, such certificate shall at once be conspicuously marked on its face "Canceled" and filed with the permanent stock records of the Corporation.

Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be canceled, issuance of new equivalent shares or certificated shares shall be made to the stockholder entitled thereto and the transaction shall be recorded upon the books of the Corporation. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

The Board of Directors may appoint a transfer agent and one or more co-transfer agents and registrar and one or more co-registrars and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.

Section 5. Lost Certificates. The Board of Directors may direct either (i) a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, or (ii) uncertificated shares in place of any certificate or certificates previously issued by the Corporation, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 6. Fixing of Record Date. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividends or other distributions or allotments of any rights, or entitled to exercise any rights in respect to any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 7. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by law

                                   FISCAL YEAR

The Corporation's fiscal year shall coincide with the calendar year.

                                   ARTICLE IX

                                 INDEMNIFICATION

Section 1. Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

The termination of any action, suit or proceeding by judgment, order settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Successful Defense. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 hereof or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

Section 3. Determination That Indemnification is Proper. Any indemnification of a director or officer of the Corporation under Section 1 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Section 1 hereof. Any indemnification of an employee or agent of the corporation under
Section 1 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 1 hereof. Any such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

Section 4. Advance Payment of Expenses. Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

Section 5. Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Section 1 and 2, or advance of costs, charges and expenses to a director or officer under
Section 4 of this Article, shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and to enforce a claim for the advance of costs, charges and expenses under Section 4 of this Article where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 1 of this Article, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 of this Article, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 6. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

The indemnification provided by this Article IX shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 7. Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board of Directors.

Section 8. Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                    ARTICLE X

                                      SEAL

The Corporate seal shall be circular in form and shall bear the name of the Corporation and words and figures denoting Its organization under the laws of the State of Delaware and the year thereof and otherwise shall be in such form as shall be approved from time to time by the Board of Directors.

                                   ARTICLE XI

                                WAIVER OF NOTICE

Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws to be given to any director, member of a committee or shareholder, a waiver thereof in writing, signed by the person entitled to such notice, whether signed before or after the time stated in such written waiver, shall be deemed equivalent to such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the shareholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

                                   ARTICLE XII

                                   AMENDMENTS

These Bylaws or any of them may be amended, repealed, in any respect, and new Bylaws adopted at any time, either (i) at any annual or special shareholders' meeting, by an affirmative vote of 66 2/3% of the shareholders of the Corporation entitled to vote generally in the election of directors provided that any amendment, repeal or new Bylaws proposed to be acted upon at any such meeting shall have been described or referred to in the notice of such meeting or (ii) by an affirmative vote of a majority of the directors present at any organizational, regular, or special meeting of the Board of Directors provided that any amendment, repeal or new by-Law proposed to be acted upon at any such meeting shall have been described or referenced to in the notice of such meeting or an announcement with respect thereto shall have been made at the last previous board meeting. Notwithstanding the foregoing and anything contained in these Bylaws to the contrary, Section 3 ("Special Meetings") or Section 7 ("Order of Business") of Article II ("Meeting of Shareholders") of the Bylaws;
Section 2 ("Number, Election and Terms"), Section 3 ("Nominations of Directors, Elections") or Section 6 ("Special Meetings") of Article III ("Directors") of the Bylaws; or Article XII ("Amendments") of the Bylaws shall not be amended or repealed and no provision inconsistent with any thereof shall be adopted without the affirmative vote of the 66 2/3% of the shareholders entitled to vote generally for the election of directors, voting together as a single class. Notwithstanding anything contained in these Bylaws to the contrary, the affirmative vote of the 66 2/3% of the shareholders entitled to vote generally for the election of directors, voting together as a single class shall be required to amend or repeal, or adopt any provision inconsistent with, any provision or this Article XII.

                                  ARTICLE XIII

                                  CONSTRUCTION

In the event of any conflict between the provisions of these Bylaws as in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such certificate of incorporation shall be controlling.